Nasdaq: AMIX
autonomix.com

AUTONOMIX

Sense, Treat and Verify.

Illuminating the Nervous System with Transvascular Precision-Guided Technology

Investor Presentation
January 2025

Disclaimer

All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," and similar expressions are intended to identify forward looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors, including those discussed under "Risk Factors" and elsewhere in the Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (SEC) on May 31, 2024 and updated from time to time in our Form 10-Q filings and in our other public filings with the SEC. Any forward-looking statements contained in this release speak only as of its date. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. More detailed information about Autonomix is set forth in our filings with the Securities and Exchange Commission. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov.

The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Autonomix assumes no obligation to update the information in this presentation.

AUTONOMIX

Unleashing the Power of Nerve-Targeted Treatments

Transforming minimally invasive transvascular technology to treat neurological diseases

120+ Patents	Extensive IP Portfolio with 120+ Patents Issued and Pending
3000x	Nerve-Sensing, Ablation and Verification System 3,000 Times More Sensitive than Current Technologies[1]
2026 FDA Submission	Targeting FDA De Novo Submission in 2026 for Pancreatic Cancer-Related Pain Indication
Positive Data	Significant Pain Reduction Demonstrated in Initial Patients in Ongoing Human POC Trial

Initial Target

Pancreatic Cancer Pain

Potential Future Targets

Interventional Pain Management
Cardiovascular
Pulmonary

Total Combined $100 Billion Market Opportunity

1. Data on File

The Problem

Current Technologies Cannot Precisely Target and Treat Overactive Nerves

- Current cardiac sensing technologies cannot detect low amplitude neuronal signals
  - Senses (or maps) 100uV activity while neuronal signaling through the vessel wall is much lower at 1-2uV
- Neuronal RF ablation procedures, while effective, are currently performed blind
  - Physicians lack ability to target, differentiate or verify treatment



Clearer visibility and a better understanding of the nervous system can open doors to new treatments and diagnostic techniques that are currently unavailable

AUTONOMIX

Sense, Treat and Verify.

Illuminating the Nervous System with Transvascular Precision-Guided Technology

Play Video

Enabling: Sense, Treat and Verify

Potential to Improve Patient Outcomes Through Precision-Guided Treatment

1. Sense (Identify) Overactive Nerves
2. Treat (Ablate) Target Nerves
3. Verify (Confirm) Treatment

Procedure


MAPPING CATHETER INSERTION
Celiac ganglia
Celiac artery
Aorta

Precision Mapping of Neural Activity to Identify Target Overactive Nerves


RF CATHETER INSERTION
Ablation performed at selected vessel

Advanced Ablation Catheter Delivers Thermal Energy to Kill Target Nerves


MAPPING CATHETER REINSERTION

Immediate Intra-Procedure Feedback Ensures Treatment Effectiveness

Unleashing the Power of Precision-Guided Nerve-Targeted Treatments

Catheter-Based Technology to Detect Relevant Neuronal Signals and Ablate Nerves in One Simple Procedure

1-2μV	3,000x[1]	Platform
Ability to Detect and Differentiate Neural Signal Strength	3,000 Times Greater Sensitivity Than Currently Available Technologies	Unlimited Application Opportunities Across a Wide Disease Spectrum

User Interface Provides Realtime Neural Signaling Data



channel 1
channel 2
channel 3
channel 4
Voltage (uV)



Custom Antenna Array
Multichannel signaling allows for 360-degree positioning for directional neuronal targeting
1-2 mm Proprietary Sensory Microchip
Immediate proximity of the sensory chip to the custom antenna array results in greater signal and resolution

1. Data on File

Processing Power Brought Directly to the Nerves

CURRENT

Signal travels **6 feet** to be processed


100µV

Stronger cardiac electrical activity is capable of traveling distance without loss of signal and resolution.





AUTONOMIX

Signal travels **millimeters** to be processed




1-2µV

Processing weaker neuronal electrical activity closer to the sensor results in greater signal and resolution.

We took the equivalent of bulky lab equipment and reduced it down to the size of a 1 by 2 millimeter microchip that we could then position just millimeters away from the nerves we are sensing.

Initially Targeting Treatment of Pain Associated With Pancreatic Cancer

Demonstrated Significant Pain Reduction in Initial Patients

Topline Results Expected in 1H 2025

Number of Subjects:	25[1]
Clinical Sites:	1
Objective:	Ablate relevant nerves and mitigate intractable pain

1. Five lead-in subjects used for procedure optimization will not be included in the final data release; 2. *Pancreatic cancer statistics*. WCRF International. (2024, June 26). https://www.wcrf.org/cancer-trends/pancreatic-cancer-statistics/; 3. RAWLA, P., SUNKARA, T., GADUPUTI, V.. Epidemiology of Pancreatic Cancer: Global Trends, Etiology and Risk Factors. World Journal of Oncology, North America, 10, Feb. 2019.

AUTONOMIX

A Major Unmet Need

Negative Impact On Quality of Life and Survival

- **11th** most prevalent cancer worldwide[2]
- One of the most lethal: **95%** mortality[2]
- **>50%** of patients have intractable pain[3]
- **80-90%** of patients have unresectable tumors and/or metastatic cancer[3]

Leads to:

- Poor diet and lower caloric intake
- Poor quantity and quality of sleep
- Inability to work and socialize
- Poor tolerance to chemotherapy

Groundbreaking Positive Results Highlight Significant Impact on Treatment of Pancreatic Cancer Pain

Positive 7-Day Follow-Up From First 15 Patients in Clinical Evaluation Group

- **79% responded** with a mean 4.96, or 63%, reduction in VAS pain score
- **100% of the subjects** responded with femoral access
- 73% of responders had **>50% reduction in pain scores**; 1/3rd nearly eliminated pain altogether
- **No responders needed opioids** after a 24-hour post procedure follow-up
- Mean **75% improvement** in responders overall health in responders

No Unexpected Complications or Procedural-Related Significant Adverse Events

AUTONOMIX First 15 subjects includes the five lead-in subjects, which will not be included in the final data release.

Clinically Meaningful Reduction in Pain With Improvement in Quality of Life

Responders Required Zero Opioid Use at 7 Days[1]

Ongoing Proof-of-Concept Clinical Trial in Pain Associated with Pancreatic Cancer

	7-Day Data				4-6 Week Data
Study Group	Responder Rate	VAS Pain Score	Opioid Use	Quality of Life	VAS Pain Score
First 5 Lead-In Subjects	60%	✓ Positive Reduction 6.33 or 79%	✓Zero	✓86% Improvement	✓ Positive Reduction 6.67 or 83%
First 15 Subjects[2]	79%	✓ Positive Reduction 4.96 or 63%	✓Zero	✓75% Improvement	✓ Ongoing Collection

Q4 2024 Complete Enrollment

1H 2025 Topline Data

AUTONOMIX

1. 36% of responders were on opioids at screening visit; 2. First 15 subjects includes the five lead-in subjects, which will not be included in the final data release

Demonstrated Clinically Meaningful Pain Reduction at 7 Day Follow-Up


PANCREATIC CANCER PAIN
PROOF-OF-CONCEPT STUDY:
RESPONDERS MEAN VAS SCORE OVER TIME (FROM FIRST 15 PATIENTS)[1]
Severe Pain
Moderate Pain
Mild Pain
10
9
8
7
6
5
4
3
2
1
0
7.82
3.00
2.86
20% Reduction in VAS Considered Clinically Significant Pain Reduction[2]
Autonomix Achieved a 63% Reduction in VAS Pain Score
Screening
n=11
Post-procedure
(+24 Hours)
n=11
7 Days Follow-Up
(+/- 48 Hours)
n=11

1. First 15 subjects includes the five lead-in subjects, which will not be included in the final data release;
2. Haefeli M, Elfering A. Pain assessment. Eur Spine J. 2006 Jan;15 Suppl 1(Suppl 1):S17-24. doi: 10.1007/s00586-005-1044-x. Epub 2005 Dec 1. PMID: 16320034; PMCID: PMC3454549.

100% of Responders Required Zero Opioid Use at 7 Days[1]

Lead-In Responding Subjects Completing 4-6 Week Follow-Up Remained Opioid Free

Pain and Opioid Use is a Significant Issue in Pancreatic Cancer

- ~75% of late-stage pancreatic cancer patients are prescribed opioids[2]
- Consumption of opioids increases rate of cancer progression[2]
- ~20% are at risk for abuse and misuse[3]
- Refractory pain and opioid resistance can lead to diminished quality of life and poor survival[2]

1. 36% of responders were on opioids at screening visit; 2. Lu Z, Zhang N, Giordano SH, Zhao H. Opioid use and associated factors among pancreatic cancer patients diagnosed between 2007 and 2015. Cancer Med. 2022 Jun;11(11):2296-2307. doi: 10.1002/cam4.4610. Epub 2022 Feb 23. PMID: 35199472; PMCID: PMC9160802; 3. Coveler AL, Mizrahi J, Eastman B, Apisarnthanarax SJ, Dalal S, McNearney T, Pant S; Precision Promise Consortium. Pancreas Cancer-Associated Pain Management. Oncologist. 2021 Jun;26(6):e971-e982. doi: 10.1002/onco.13796. Epub 2021 May 12. PMID: 33885205; PMCID: PMC8176967.

Path to Potential FDA Clearance

First-in-Human Clinical Trial
1H 2025: Topline Results

→

Human Pivotal Trial
2026: Topline Results

→

FDA De Novo Submission
2026

→

FDA Clearance
2027

Revenue Generation Model



Capital Expenditure



Catheter Disposables



Annual Software License

Proof-of-Concept in Lead Indication Opens >$100 Billion Total Market Opportunity

Initial Target

Pancreatic Cancer Pain

We are initially developing our technology for patients with pancreatic cancer and pancreatitis, conditions that can cause debilitating pain and need a more effective solution.

We believe pancreatic cancer pain management is a "proof of concept," and we believe success here will be indicative of the potential of our system in a wide range of disorders where the peripheral nervous system is involved.

Potential Future Targets / Market Opportunities

Potential Future Targets	Indications	Market Opportunities
Chronic Pain	Lower Back Pain; Joint Pain; Pelvic Pain; Urinary Tract Pain; Digestive Disorders; Tumor Related Pain; Complex Regional Pain Syndrome (CRPS)	$75B[1]
Cardiovascular	Hypertension; Cardiovascular Disease	$23B[2]
Pulmonary	Chronic Obstructive Pulmonary Disease	$18B[3]

1. https://www.mordorintelligence.com/industry-reports/pain-management-market
2. https://www.polarismarketresearch.com/industry-analysis/global-hypertension-drug-market
3. https://www.precedenceresearch.com/chronic-obstructive-pulmonary-disease-treatment-market

Proven Team with Multiple Successful Exits



Brad Hauser

CHIEF EXECUTIVE OFFICER

- Globally renowned medical technology innovation leader and seasoned executive
- Med device exit to AbbVie (Nasdaq: SOLY; $550M 12/21)
- Med device exit to Allergan ($2.4B 2/17)

soliton ZELTIQ Allergan



Jennifer Cook

CHIEF BUSINESS OFFICER

- Med device exit to AbbVie (Nasdaq: SOLY; $550 Million 12/21)
- Extensive experience across healthcare and medical technology brands (Previously, Resonic, Orbera, LapBand)

soliton abbvie apollo



Dr. Robert Schwartz

CO-FOUNDER, CMO

- Inventor of Watchman™ ($1B revs; sold to Boston Sci)
- Mayo Clinic
- Dir. Minneapolis Heart Institute
- Interventional cardiologist

Boston Scientific WATCHMAN MAYO CLINIC



Trent Smith

CHIEF FINANCIAL OFFICER

- Med device exit to AbbVie (Nasdaq: SOLY; $550M 12/21)
- SEC reporting background
- Med tech background

soliton abbvie InfuSystem



Landy Toth

CO-FOUNDER, CTO

- Mechanical engineer/medical device expert
- Commercialization of wearable and interventional diagnostic medical technologies

LifeLens

soliton > abbvie	ZELTIQ > Allergan	WATCHMAN > Boston Scientific
$550 Million Acquisition	$2.4 Billion Acquisition	>$1B Annual Revenue

AUTONOMIX

Investment Summary

Unleashing the Power of Nerve-Targeted Treatments

Transforming the diagnosis and treatment of pain and diseases of the nervous system

Ongoing human clinical trial with multiple near-term milestones

- Significant, sustained pain reduction demonstrated from initial lead-in patients from ongoing human POC

Proven team with multiple successful exits

Targeting total combined $100 Billion market opportunity[1,2,3]

1. https://www.mordorintelligence.com/industry-reports/pain-management-market; 2. https://www.polarismarketresearch.com/industry-analysis/global-hypertension-drug-market; 3. https://www.precedenceresearch.com/chronic-obstructive-pulmonary-disease-treatment-market

AUTONOMIX

Company

Autonomix Medical, Inc. 21 Waterway Ave, Suite 300 The Woodlands, TX 77380

Investor / Media Relations

908.824.0775

autonomix@jtcir.com

autonomix.com